                          SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e) (2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  Salomon Brothers Worldwide Income Fund, Inc.
--------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

---------------------------------------------------------------------------
     (5) Total fee paid:

---------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

---------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

---------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

---------------------------------------------------------------------------
     (3) Filing Party:

---------------------------------------------------------------------------
     (4) Date Filed:

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

                  SALOMON BROTHERS WORLDWIDE INCOME FUND INC


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                              January 14, 2002

To the Stockholders:

   The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers Worldwide Income Fund Inc (the "Fund") will be held at the offices of Salomon Brothers Asset Management Inc, 388 Greenwich Street, 26th Floor, Conference Room H, New York, New York, on Thursday, February 21, 2002 at 3:30 p.m., New York time, for the purposes of considering and voting upon the following:

     1. The election of directors (Proposal 1); and

     2. Any other business that may properly come before the Meeting.

   The close of business on December 28, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                                          By Order of the Board of Directors,



                                          Christina T. Sydor
                                          Secretary

    TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                                    VALID SIGNATURE
                        ------------                                    ---------------
CORPORATE ACCOUNTS
------------------
(1)ABC Corp. ............................................... ABC Corp. (by John Doe, Treasurer)
(2)ABC Corp. ............................................... John Doe, Treasurer
(3)ABC Corp., c/o John Doe, Treasurer ...................... John Doe
(4)ABC Corp. Profit Sharing Plan ........................... John Doe, Trustee

TRUST ACCOUNTS
--------------
(1)ABC Trust ............................................... Jane B. Doe, Trustee
(2)Jane B. Doe, Trustee, u/t/d 12/28/78 .................... Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1)John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA  .... John B. Smith
(2)John B. Smith ........................................... John B. Smith, Jr., Executor

                  SALOMON BROTHERS WORLDWIDE INCOME FUND INC

                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004

                                -----------------

                                 PROXY STATEMENT

   This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers Worldwide Income Fund Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at the offices of Salomon Smith Barney Inc., 388 Greenwich Street, 26th Floor, Conference Room H, New York, New York, on Thursday, February 21, 2002 at 3:30 p.m. New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 14, 2002. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors. The close of business on December 28, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On December 28, 2001, there were 12,817,256 shares of the Fund's Common Stock outstanding.

   In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

   Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 388 Greenwich Street, New York, New York 10013, is the Fund's investment adviser. SBAM is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.

                      PROPOSAL 1: ELECTION OF DIRECTORS

   In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class I Directors to hold office until the year 2005 Annual Meeting of Stockholders or thereafter when their respective successors are elected and qualified. The terms of office of the remaining Class III and Class II Directors expire at the year 2004 and 2003 Annual Meeting of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

   The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. The nominees for election are currently members of the Fund's Board of Directors and with the exception of Leslie H. Gelb have been previously elected directors by the Fund's stockholders. The nominees have indicated that they will serve if elected, but if they should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. As of April 20, 2001, Charles F. Barber became a Director Emeritus** of the Fund.

   The following table provides information concerning the nominees for election as Directors of the Fund:

                                                                                              COMMON STOCK
                                                                                          BENEFICIALLY OWNED,
                                                                                              DIRECTLY OR
                                                                                             INDIRECTLY, ON
                                                                                            OCTOBER 31, 2001

                                                                                          -------------------
                                                                         DIRECTOR
     NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS         SINCE     AGE       SHARES(A)
----------------------------------------------------------------------  ----------  -----  -------------------

NOMINEES TO SERVE UNTIL THE YEAR 2005 ANNUAL MEETING OF STOCKHOLDERS
  CLASS I DIRECTORS

Jeswald W. Salacuse, Member of Audit Committee; Henry J. Braker            1993      63           200
  Professor of Commercial Law and formerly Dean, The Fletcher  School of Law & Diplomacy, Tufts University.

Leslie H. Gelb, Member of Audit Committee; President, The Council on       2001      64             0
 Foreign Relations; formerly, Columnist, Deputy Editor and Editor,
 Op-Ed Page, The New York Times.

   The following table provides information concerning the remaining Directors of the Fund:

                                                                                            COMMON STOCK
                                                                                        BENEFICIALLY OWNED,
                                                                                            DIRECTLY OR
                                                                                           INDIRECTLY, ON
                                                                                          OCTOBER 31, 2001

                                                                                        -------------------
                                                                       DIRECTOR
   DIRECTORS AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS        SINCE     AGE       SHARES(A)
--------------------------------------------------------------------  ----------  -----  -------------------

DIRECTORS SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS
  CLASS III DIRECTORS

Daniel P. Cronin, Member of Audit Committee; Associate General           1993      55            1,000
  Counsel, Pfizer, Inc.

Dr. Riordan Roett, Member of Audit Committee; Professor and              1995      63              0
 Director,  Latin American Studies Program, Paul H. Nitze School of
 Advanced  International Studies, Johns Hopkins University.

DIRECTORS SERVING UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS
  CLASS II DIRECTOR

Heath B. McLendon*, Chairman and President; Managing Director,           1998      68             373
  Salomon Smith Barney Inc. ("SSB"), President and Director, Smith
  Barney Fund Management LLC ("SBFM") and Travelers Investment
  Adviser, Inc.

------------
 * "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
 ** Upon attainment of age 80, Fund directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended.
(A) Each Director's holdings represented no more than 1% of the outstanding shares of the Fund's Common Stock as of October 31, 2001. Each nominee and Director has sole voting and investment power with respect to the listed shares.

   Each of the nominees and Directors also serve as directors of certain other U.S.-registered investment companies, as described below. Mr. McLendon also serves as a director of 16 other investment companies advised by SBAM, 43 investment companies managed and/or administered by SBFM, six investment companies advised by Travelers Investment Management Company ("TIA"), seven investment companies managed by Travelers Asset Management International Corporation and 16 investment companies managed by Citi Fund Management Inc. Mr. Cronin also serves as a director of six other investment companies advised by SBAM. Dr. Roett also serves as a director of nine other investment companies advised by SBAM. Mr. Salacuse also serves as a director of nine other investment companies advised by SBAM, one other registered investment company advised by PIMCO Advisors L.P., ("PIMCO"), two other registered investment companies advised by Advantage Advisers, Inc. ("Advantage") and one other registered investment company advised by CIBC Oppenheimer Advisers, LLC ("CIBC Advisers"). Mr. Gelb also serves as a director for six investment companies co-advised by PIMCO and SBAM, four other investment companies advised by SBAM, two other investment companies advised by Advantage and one other registered investment company advised by CIBC Advisers and TDA Capital Partners.

   At October 31, 2001, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of Common Stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 11,849,961 shares, equal to approximately 92% of the outstanding shares of the Fund's Common Stock.

   The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Mr. McLendon, the present executive officers of the Fund are:

                                                OFFICER
        NAME                  OFFICE             SINCE    AGE
-------------------  ------------------------ ---------  -----
Peter J. Wilby       Executive Vice President    1993      43
Thomas K. Flanagan   Executive Vice President    1994      48
James E. Craige      Executive Vice President    1996      34
Beth A. Semmel       Executive Vice President    1996      40
Maureen O'Callaghan  Executive Vice President    1996      36
                     Executive Vice President
Lewis E. Daidone      and Treasurer              1998      44
Christina T. Sydor   Secretary                   1998      50

   Mr. Wilby has also been a Managing Director of SBAM and SSB since January 1996. Prior to January 1996, he was a Director of SBAM and SSB. Mr. Flanagan has been a Managing Director of SBAM and SSB since December 1998. Prior to December 1998, he was a Director of SBAM and SSB. Mr. Craige has been a Managing Director of SBAM and SSB since December 1998. He was a Director of SBAM and SSB from January 1998 to December 1998 and a Vice President of SBAM and SSB from May 1992 to January 1998. Ms. Semmel has been a Managing Director of SBAM and SSB since 1998. Prior to December 1998, she was a Director of SBAM and SSB since January 1996. From May 1993 to January 1996, she was a Vice President of SBAM and SSB. Ms. O'Callaghan has also been a Director of SBAM and SSB since January 1998 and a Vice President with SBAM and SSB since October 1988. Mr. Daidone has served as Managing Director of SSB since 1990. He is Director and Senior Vice President of SBFM and TIA and is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. Ms. Sydor joined SSB in 1986 and is currently a Managing Director. She is General Counsel of SBFM and TIA and is also Secretary of many investment companies sponsored by SSB.

   The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended October 31, 2001. The Fund has no nominating or compensation committees. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.

                        REPORT OF THE AUDIT COMMITTEE

   Pursuant to a meeting of the Audit Committee held on December 21, 2001, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended October 31, 2001. The Fund's Audit Committee currently is composed of Messrs. Cronin, Salacuse and Gelb and Dr. Roett.

   A representative of PwC is expected to be present at the Meeting. He or she will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

   During the fiscal year ended October 31, 2001, the Board of Directors met 5 times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible.

   Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each Director from the Fund during the fiscal year ended October 31, 2001 and the total compensation paid to each Director by the Fund and other funds advised by SBAM and its affiliates for the calendar year ended December 31, 2000. Certain of the Directors listed below are members of the Audit Committee of the Fund and other committees of certain other investment companies advised by SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors.

                                               TOTAL COMPENSATION
                                               FROM THE FUND AND
                            AGGREGATE             OTHER FUNDS
                           COMPENSATION         ADVISED BY SBAM
                          FROM THE FUND      AND ITS AFFILIATES FOR
                      FOR FISCAL YEAR ENDED   CALENDAR YEAR ENDED
NAME OF DIRECTORS            10/31/01               12/31/00
--------------------  --------------------- ----------------------
                                                DIRECTORSHIPS(A)
Daniel P. Cronin  ...         $8,500                $57,109(7)
Leslie H. Gelb.......         $    0*               $44,600(4)
Dr. Riordan Roett  ..         $8,500                $82,900(10)
Jeswald W. Salacuse           $8,500                $77,900(10)

------------
(A) The numbers in parentheses indicate the applicable number of directorships held by that Director for investment companies advised by SBAM and its affiliates.

*      Mr. Gelb became a Director of the Fund on November 14, 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require directors and officers of the Fund, persons who own more than 10% of the Fund's Common Stock and SBAM and its directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year.

REQUIRED VOTE

   Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

   THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTORS.

                     FEES PAID TO INDEPENDENT ACCOUNTANTS

   AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PwC for the fiscal year ended October 31, 2001 were $50,000.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended October 31, 2001 were $0. The Audit Committee of the Fund has determined that provision of these services is compatible with maintaining the independence of PwC.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended October 31, 2001 were $271,000. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

                  PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

   All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2003 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 16, 2002. Any stockholder who desires to bring a proposal at the Fund's 2003 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers Worldwide Income Fund Inc, 125 Broad Street, New York, New York 10004 during the period from November 23, 2002 to December 23, 2002.

                              OTHER INFORMATION

   The Fund's Annual Report containing financial statements for the fiscal year ended October 31, 2001, is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                        EXPENSES OF PROXY SOLICITATION

   The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                OTHER BUSINESS

   The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

January 14, 2002

-------------------------------------------------------------------------------
                           SALOMON BROTHERS WORLDWIDE
                                INCOME FUND INC
                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Heath B. McLendon, Lewis E. Daidone, Robert
A. Vegliante and Harris Goldblat, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers Worldwide Income Fund Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Salomon Brothers Asset Management Inc. 388 Greenwich Street, 26th Floor, Conference Room H, New York, New York on Thursday, February 21, 2002, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR.

Please refer to the Proxy Statement for a discussion of the Proposals.

                                             (continued on reverse side)
-------------------------------------------------------------------------------

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS
                           SALOMON BROTHERS WORLDWIDE
                                INCOME FUND INC


                               FEBRUARY 21, 2002




                 Please Detach and Mail in the Envelope Provided

-----------------------------------------------------------------------------------------------------------------------------------

   --- Please mark your
A   X  votes as in this
   --- example


                                       WITHHOLD
                     FOR           Authority to vote
                   Nominees        for the nominees
                listed at right     listed at right

   1. ELECTION      -------           -------         NOMINEES:              2. Any other business that may properly come before
      OF                                                Jeswald W. Salacuse     the meeting.
      DIRECTORS     -------           -------           Leslie M. Gelb                                            -----

   (INSTRUCTION: To withhold authority to vote for any
    individual nominee, write the name of the nominee                        3. I will be attending the meeting.
    on the line below.)                                                                                           -----

   ----------------------------------------------
                                                                             Please Complete, Sign and Date hereon and Mail in
                                                                             Accompanying Postpaid Envelope.








   SIGNATURE                                          DATE            ,2002  SIGNATURE                        DATE           , 2002
            -----------------------------------------      -----------                 ----------------------     -----------
                                                                                          IF JOINTLY HELD
   NOTE:  Please sign this proxy exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

-----------------------------------------------------------------------------------------------------------------------------------